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                                                                   EXHIBIT 10.11


                             DEMAND PROMISSORY NOTE

February 9, 1996                                       $65,000
                                                       -------


     For value received, the undersigned, DATA DIMENSIONS, INC., a Delaware corporation, (herein the "Payor"), hereby promises to pay, on demand, to the order of William H. Parsons (herein the "Payee"), the principal sum of SIXTY FIVE THOUSAND DOLLARS with interest thereon from the date hereof until paid, at the rate per annum equal to 10 percent (10%). Payor shall pay interest monthly in arrears. All interest will be calculated for the actual number of days. The principal balance of this Note may be prepaid in part or in full at any time without penalty.


     This Note is governed by, and shall be construed in accordance with the laws of the State of Washington.


     IN WITNESS WHEREOF, the undersigned has executed this Demand Promissory Note this 22 day of February, 1996.




                                        DATA DIMENSIONS, INC.


                                        By:  /s/ Larry W. Martin
                                             ----------------------
                                             Larry W. Martin
                                             President


Amount paid to Scottsdale Plaza Resort as deposit